EXHIBIT 10.1

CERTAIN INFORMATION IDENTIFIED WITH THE MARK “[***]” HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE SUCH INFORMATION IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED

THIRD AMENDMENT

TO THE LICENSE AGREEMENT OF SEPTEMBER 20, 2013

This Third Amendment to the License Agreement of September 20, 2013 (hereinafter referred to as the “Amendment”) is made and executed as of this 19th day of February, 2024 (“Effective Date of Amendment”) by and between:

Orion Corporation, Business Identity Code 1999212-6, a company registered under the laws of Finland and having its principal office at Orionintie 1, 02200 Espoo, Finland (hereinafter referred to as “Orion”); and

Tenax Therapeutics, Inc., EIN number 26-2593535, a company registered under the laws of the State of Delaware, and having its principal office at 101 Glen Lennox Drive, Suite 300, Chapel Hill, NC 27517, USA (hereinafter referred to as “Licensee”).

Orion and Licensee are collectively referred to herein as the “Parties” and each individually as a “Party”.

WHEREAS,

this Amendment pertains to that certain agreement titled “License Agreement” between the Parties, dated September 20, 2013, as amended October 9, 2020 (the “First Amendment”) and January 25, 2022 (the “Second Amendment”); (the License Agreement, as amended by the First Amendment and Second Amendment, hereinafter referred to as the “Agreement”); and

WHEREAS,	the Parties now wish, for mutual convenience, to amend the Agreement with respect to (i) the scope of the Territory, (ii) certain financial terms, and (iii) the scope of the Line Extension Products.

NOW, THEREFORE, the Parties, in consideration of the premises and of the mutual agreement, covenants and conditions hereinafter set forth, hereby agree and convene as follows:

1 TERMS USED IN THIS AMENDMENT

1.1 Unless otherwise explicitly agreed herein, all capitalized terms used herein shall have the same meaning as given to them under the Agreement.

2 AMENDMENTS TO THE AGREEMENT

2.1 Section 1.26. (“Line Extension Products”) of the Agreement shall be replaced with the following:

1.26. “Line Extension Products” means new developments of the Product, for instance, as to the formulation, presentation, means of delivery, route of administration, dosage or indication (whether or not patented or patentable). Notwithstanding the foregoing, any new development(s) of the Product intended to be used in the field of neurological disorders or diseases shall not be considered Line Extension Product(s).

2.2 Section 1.50. (“Territory”) of the Agreement shall be replaced with the following:

1.50. “Territory” means the United States of America and Canada, and their respective territories, commonwealths and possessions. Notwithstanding the foregoing, solely with respect to the Oral Product, the Modified Oral Product and the Subcutaneously Administered Product, the “Territory” means the entire world.

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2.3 Section 3.2. (Development Milestone Payments) of the Agreement shall be replaced with the following:

3.2. Development Milestone Payments. Licensee shall pay to Orion the following non-refundable development milestone payments no later than twenty-eight (28) days after the achievement of the applicable milestone event by or on behalf of Licensee, an Affiliate thereof, or a Sublicensee (or jointly or in the aggregate by or on behalf of the same):

(a)	ten million US Dollars ($10,000,000) upon the grant of Regulatory Approval for the Product in the United States of America by the FDA; and

(b)	one million US Dollars ($1,000,000) upon the grant of Regulatory Approval for the Product in Canada by the relevant Regulatory Authority; and

(c)	five million US Dollars ($5,000,000) upon the grant of Regulatory Approval for the Product in Japan by the relevant Regulatory Authority.

If Licensee, and/or any of its Affiliates and/or Sublicensees Develop the Product for several indications subsequent to which two (or more) Regulatory Approvals in the United States, Canada, or Japan, respectively, are applied for, each of the above development milestone payments is payable also for each such additional indication in the United States, Canada, or Japan, respectively; provided, however, that no additional development milestone payments will be due in case Licensee, an Affiliate thereof, or a Sublicensee submits a sNDA for an extension of the indication for the Product in the United States, Canada, or Japan, as applicable.

2.4 Section 3.3. (Commercialization Milestone Payments) of the Agreement shall be replaced with the following:

3.3. Commercialization Milestone Payments. Licensee shall pay to Orion the following non-refundable commercialization milestone payments, contingent upon occurrence of the specified event and payable the first time such milestone event is achieved:

(a)	[***] upon the Net Sales in the Territory reaching a cumulative amount of [***]; and

(b)	[***] upon the Net Sales in the Territory reaching a cumulative amount of [***]; and

(c)	[***] upon the Net Sales in the Territory reaching a cumulative amount [***]; and

(d)	[***] upon the Net Sales in the Territory reaching a cumulative amount of [***].

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2.5 Subsection 4.1.1. of the Agreement, pertaining to the royalty payments on Net Sales in Territory, shall be replaced with the following:

4.1.1. During the Term:

(a)	[***] of Annual Net Sales of the Product in the Territory during the relevant Calendar Year [***];

(b)	[***] of Annual Net Sales of the Product in the Territory during the relevant Calendar Year [***];

(c)	[***] of Annual Net Sales of the Product in the Territory during the relevant Calendar Year [***];

(d)	[***] of Annual Net Sales of the Product in the Territory during the relevant Calendar Year [***];

(e)	[***] of Annual Net Sales of the Product in the Territory during the relevant Calendar Year [***].

2.6 The Agreement is hereby amended by adding the following Section 6.5:

The Parties agree that Licensee’s obligations under this Section 6 shall only apply with respect to the Development or Commercialization of the Product in the Territory by or on behalf of Licensee, its Affiliates, and/or Sublicensees. Orion shall ensure that any Affiliate thereof or licensee, sublicensee, or other development or commercial partner of Orion or any Affiliate thereof with respect to any Levosimendan-containing product (“Levo Product”) provides Orion with sufficient information (and rights thereunder) to enable (i) Orion to satisfy its obligations under this Section 6 and (ii) Licensee, its Affiliates, and Sublicensees to satisfy their obligations with respect to the Product to any Regulatory Authority or under any applicable law, rule, or regulation.

2.7 Section 15.1 of the Agreement is hereby amended by replacing clauses (c) and (d) thereof with the following:

(c)

the negligence, recklessness, willful misconduct, or failure to comply with applicable law, rule, or regulation of Orion, its Affiliates, or any of its or their licensees or sublicensees with respect to any Levo Product (such licensees or sublicensees, “Orion Licensees”); or

(d)	any activities or actions taken by or on behalf of Orion, its Affiliates, or any Orion Licensees with respect to any Levo Product.

2.9 Section 15.2 of the Agreement is hereby amended by replacing clause (c) thereof with the following:

(c)	the negligence, recklessness, willful misconduct, or failure to comply with applicable law, rule, or regulation of Licensee, its Affiliates, or any of its Sublicensees with respect to the Product; or

2.10 The following amendment is hereby agreed and made in respect of the second sentence of Section 2.9.ii. of the First Amendment as amended by Section 2.2 of the Second Amendment:

In the event Orion uses the Supply Option in respect of the Oral Product, the Parties shall separately negotiate on such supply of the Oral Product, it being agreed that Orion may not require a higher transfer price for the Oral Product than [***] per capsule.

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3 EFFECTIVE DATE

3.1 The amendments to the Agreement agreed upon herein shall become effective as of the Effective Date of Amendment.

4 OTHER PROVISIONS

4.1 For the avoidance of doubt it is stated that except for what has been stipulated herein above, all other terms and conditions of the Agreement will remain unchanged.

4.2 The terms and conditions of the Agreement with regard to the choice of law and dispute resolution will apply to this Amendment.

***Balance of page left blank. Signature page follows.***

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IN WITNESS WHEREOF, the Parties, through their authorized representatives, have executed two (2) identical counterparts of this Amendment.

Orion Corporation

By:	/s/ p.p. Satu Ahomäki	By:	/s/ Jari Karlson
Name:	Satu Ahomäki	Name:	Jari Karlson
Title:		Title:

Tenax Therapeutics, Inc.

By:	/s/ Christopher T. Giordano
Name:	Christopher T. Giordano
Title:	President and Chief Executive Officer

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